UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 4, 2008
DIGITAL RIVER, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	000-24643 (Commission File Number)	41-1901640 (IRS Employer Identification No.)
9625 West 76th Street, Eden Prairie, Minnesota 55344
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (952) 253-1234
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 4, 2008, Digital River, Inc., a Delaware corporation issued a press release announcing the commencement of its cash tender offer for its 1.25% Convertible Senior Notes due 2024. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
The following exhibit is furnished with this report:
99.1	Press release dated December 4, 2008, announcing the commencement of its cash tender offer for its 1.25% Convertible Senior Notes due 2024.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.
By:	/s/ Thomas M. Donnelly
	Name:	Thomas M. Donnelly
	Title:	Chief Financial Officer

Date: December 4, 2008

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 4, 2008, announcing the commencement of its cash tender offer for its 1.25% Convertible Senior Notes due 2024.